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                                    AGREEMENT


         THIS AGREEMENT is dated as of November 7, 2001, between BlueStone Capital Corp. ("BlueStone"), BlueStone Holding Corp., formerly known as HealthStar Corp. ("BHC"), SSI Securities Corp., formerly Shochet Securities, Inc. ("SSI"), Shochet Holding Corp. and Sands Brothers & Co., Ltd. ("Sands").

         WHEREAS, the parties (other than Sands) entered into a purchase agreement dated as of August 1, 2001, which was amended on August 31, 2001 (the "August Agreement"); and

         WHEREAS, BlueStone is entering into an agreement with Sands Brothers & Co., Ltd. pursuant to which BlueStone will transfer (the "Transfer") the Accounts (as defined in the August Agreement) to Sands (the "Sands Agreement");

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, intending to be legally bound hereby, the parties hereto do hereby agree as follows:

         1. Simultaneously with the Transfer, Sands will pay to SSI $250,000 (the "Sands Payment") payable by wire transfer.

         2. Simultaneously with the Transfer, BlueStone will pay to SSI $64,000 (the "BlueStone Payment") by wire transfer, in full satisfaction of any amounts due under Section 6.1 of the August Agreement.

         3. Effective as of the Transfer, BlueStone and BHC shall have no further obligations, and Sands shall have no obligations, under Sections 6.1, 10 and 11 of the Agreement.

         4. SSI will sublease or assign (or cause to be subleased or assigned) to Sands, all of SSI's right, title and interest under the leases identified as the Hallandale Beach, Miami Beach, South Miami and Tamarac leases set forth on
Schedule 5(a) to the August Agreement (the "Sands Leases"). Regardless of whether any such sublease or assignment is allowed or effected by the lessor of each property subject to the Sands Leases, Sands assumes SSI's obligation to pay the monthly rental payments required under each Sands Lease, and will make such payments directly to the lessor for the remaining terms of each such Sands Lease. Sands shall indemnify SSI against all claims arising under the terms of the Sands Leases on or after the date of the Transfer.

         5. SSI and BlueStone agree that BlueStone was obligated to accept sublease or assignment of the BlueStone Leases (defined below). SSI will sublease or assign, or caused to be subleased or assigned to BlueStone all of SSI's rights, title and interest under the leases identified as the Boca Raton, Delray Beach and Weston on Schedule 5(a) to the August Agreement (the "BlueStone Leases"). Regardless of whether any such sublease

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or assignment is allowed or effected by the lessor of each property subject to the BlueStone Leases, BlueStone assumes SSI's obligation to pay the monthly rental payments required under each BlueStone Lease, and will make such payments directly to the lessor for the remaining terms of each such BlueStone Lease. BlueStone shall indemnify SSI against all claims arising under the terms of the BlueStone Leases from August 31, 2001 onward.

         6. Each of Sands and BlueStone, at their respective cost, shall fully cooperate with SSI and its counsel in securing the necessary lessor consents and documentation required to effect the actions contemplated in Sections 4 and 5 above.

         7. This Agreement will become effective only upon SSI's receipt of the Sands Payment and the BlueStone Payment. If the Sands Payment and the BlueStone Payment are not received by SSI by the next business day following the date of the Transfer, this Agreement will become automatically and immediately null and void.

         8. Except as expressly provided herein, the August Agreement shall remain in full force and effect.




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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.


                             BLUESTONE CAPITAL CORP.

                             By: /s/ WILLIAM G. WALTERS
                                 ---------------------------------
                                 Name: William G. Walters
                                 Date: November 7, 2001

                             BLUESTONE HOLDING CORP.

                             By: /s/ WILLIAM G. WALTERS
                                 ---------------------------------
                                 Name: William G. Walters
                                 Date: November 7, 2001

                             SHOCHET SECURITIES, INC.

                             By: /s/ ROGER GLADSTONE
                                 ---------------------------------
                                 Name: Roger Gladstone
                                 Date: November 7, 2001

                             SHOCHET HOLDING CORP.

                             By: /s/ ROGER GLADSTONE
                                 ---------------------------------
                                 Name: Roger Gladstone
                                 Date: November 7, 2001


                             SANDS BROTHERS & CO., LTD.

                             By: /s/ MARTIN S. SANDS
                                 ---------------------------------
                                 Name: Martin S. Sands
                                 Date: November 7, 2001